United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 24, 2021

Date of Report (Date of earliest event reported)

8i ACQUISITION 2 CORP.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	333-256455	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 6 Eu Tong Sen Street #08-13 Singapore 059817 Tel: +65-6788 0388 Fax: +65 6788 0068	n/a
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +852 9258 9728

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, no par value, one Redeemable Warrant to acquire one-half (1/2) of one Ordinary Share, and one Right to acquire one-tenth of an Ordinary Share	LAXXU	The Nasdaq Stock Market LLC

Ordinary Shares included as part of the Units	LAX	The Nasdaq Stock Market LLC

Redeemable Warrants included as part of the Units	LAXXW	The Nasdaq Stock Market LLC

Rights included as part of the Units	LAXXR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

As previously disclosed on a Current Report on Form 8-K filed on November 24, 2021 (the “Closing 8-K”), on November 24, 2021, the Company consummated the IPO of 7,500,000 units (the “Units”). Each Unit consists of one ordinary share (“Ordinary Share”), one warrant (“Warrant”) to purchase one-half of one Ordinary Share and one right (“Right”) to receive one-tenth of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $75,000,000. The Company granted the underwriters a 45-day option to purchase up to 1,125,000 additional Units to cover over-allotments which the underwriters exercised in full and closed simultaneously with the consummation of the IPO. The total aggregate issuance by the Company of 8,625,000 units at a price of $10.00 per Unit resulted in total gross proceeds of $86,250,000. Simultaneously with the IPO, the Company sold to its Sponsor 292,250 units at $10.00 per unit (the “Private Units”) in a private placement generating total gross proceeds of $2,922,500.

As of November 24, 2021, a total of $86,250,000 of the net proceeds from the IPO and the Private Placement (as defined in the Closing 8-K) were deposited in a trust account established for the benefit of the Company’s public shareholders.

An audited balance sheet as of November 24, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement is included with this report as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Balance Sheet dated November 24, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 1, 2021

8i ACQUISITION 2 CORP.

By:	/s/ Meng Dong (James) Tan
Name:	Meng Dong (James) Tan
Title:	Chief Executive Officer

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